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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971

(Commission	(I.R.S. Employer
File No.)	Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4©)

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ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the fourth quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 and a copy of the Flash document is attached as Exhibit 99.2, each of which is incorporated by reference herein. These documents are available on the Company’s website, www.csx.com.

ITEM 9.01. EXHIBITS

(c)	The following exhibits are being furnished herewith:

99.1	Press Release as of January 25, 2005 from CSX Corporation

99.2	Quarterly Flash Document

Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION
	By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore
Date: January 25, 2005		Vice President and Controller (Principal Accounting Officer)